   MORGAN STANLEY INSTITUTIONAL FUNDS, TRUST - INTERMEDIATE DURATION PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

                                                                      Amount of      % of       % of
                                        Offering        Total           Shares     Offering     Funds
   Security      Purchase/  Size of     Price of      Amount of       Purchased    Purchased    Total                    Purchased
   Purchased     Trade Date Offering     Shares        Offering        By Fund      By Fund     Assets     Brokers         From
---------------- ---------- ---------- ----------- ----------------- ------------- ---------- ---------- ------------- -------------
 Oracle Corp.     04/02/08      -       $99.953    $2,500,000,000.00 $345,000.00     0.01%      0.51%        Citi,       Citigroup
   5.75% due                                                                                               Mitsubishi
   4/15/2018                                                                                                  UFJ
                                                                                                          Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                           Securities
                                                                                                            LLC, BMO
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                             HSBC,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                          Co., Credit
                                                                                                          Suisse, BNP
                                                                                                            PARIBAS,
                                                                                                          RBC Capital
                                                                                                            Markets,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                            SCOCIETE
                                                                                                           GENERALE,
                                                                                                          UCI Capital
                                                                                                            Markets,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.,
                                                                                                            Wachovia
                                                                                                          Securities,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          BNY Capital
                                                                                                            Markets,
                                                                                                             Inc.,
                                                                                                             Lehman
                                                                                                            Brothers

   Wal-Mart      04/08/08       -      $99.759000  $1,000,000,000.00 315,000.00     0.03%      22.00%     Cit, Credit    Goldman
  Stores Inc.                                                                                               Suisse,       Sachs
  Note 4.250%                                                                                              Goldman,
 due 4/15/2013                                                                                           Sachs & Co.,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                            Bank of
                                                                                                            America
                                                                                                          Securities
                                                                                                           LLC, BBVA
                                                                                                          Securities,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities,
                                                                                                         HSBC, Lehman
                                                                                                           Brothers,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                           USA Inc.,
                                                                                                           Santander
                                                                                                          Investment,
                                                                                                              TD
                                                                                                          Securities,
                                                                                                           Barclays
                                                                                                         Capital, BNP
                                                                                                           PARIBAS,
                                                                                                           Dresdner
                                                                                                          Kleinwort,
                                                                                                           JPMorgan,
                                                                                                          Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                           Standard
                                                                                                           Chartered
                                                                                                           Bank, UBS
                                                                                                          Investment
                                                                                                             Bank,
                                                                                                           Wachovia
                                                                                                          Securities

   Dell Inc.     04/14/08       -       $99.736    $5000,000,000.00  125,000.00      0.03%       9.00%       Barclays     JPMorgan
  5.650% due                                                                                                 Capital,    Securities
   4/14/2018                                                                                                  Goldman
                                                                                                           Sachs & Co.,
                                                                                                             JPMorgan
                                                                                                            Securities,
                                                                                                              Banc of
                                                                                                              America
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                             Citigroup
                                                                                                              Global
                                                                                                              Markets
                                                                                                               Inc.,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities
                                                                                                            Inc., HSBC
                                                                                                            Securities,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                             USA Inc.,
                                                                                                              Morgan
                                                                                                           Stanley, UBS
                                                                                                            Securities
                                                                                                                LLC

  XTO Energy     04/15/08       -      $99.539000  $800,000,000.00  290,000.00        0.04%       0.20%        Lehman       Lehman
  Inc. 5.500%                                                                                                Brothers,     Brothers
 due 6/15/2018                                                                                                Banc of
                                                                                                              America
                                                                                                             Securities
                                                                                                              LLC, BNP
                                                                                                              PARIBAS,
                                                                                                               Credit
                                                                                                              Suisse,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                            Securities,
                                                                                                              Goldman,
                                                                                                              Sachs &
                                                                                                                Co.,
                                                                                                             Jefferies
                                                                                                              Company,
                                                                                                             JPMorgan,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                RBS
                                                                                                             Greenwich
                                                                                                              Capital,
                                                                                                               Citi,
                                                                                                              Merrill
                                                                                                              Lynch &
                                                                                                             Co., BBVA
                                                                                                            Securities,
                                                                                                            BMO Capital
                                                                                                              Markets,
                                                                                                            BNY Capital
                                                                                                              Markets,
                                                                                                              Comerica
                                                                                                            Securities,
                                                                                                               Fortis
                                                                                                             Securities
                                                                                                            LLC, Lazard
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                              Natixis
                                                                                                            Bleichroeder
                                                                                                            Inc., Piper
                                                                                                              Jaffray,
                                                                                                            Wells Fargo
                                                                                                            Securities,
                                                                                                              SunTrust
                                                                                                              Robinson
                                                                                                             Humphrey,
                                                                                                                UBS
                                                                                                             Investment
                                                                                                               Bank,
                                                                                                              Wachovia
                                                                                                             Securities

    General      04/16/08       -      $99.733000  $4,000,000,000.00 1,215,000.00     0.03%      0.83%       Banc of         Lehman
   Electric                                                                                                  America        Brothers
 Capital Corp.                                                                                              Securities
  Note 5.625%                                                                                             LLC, Goldman,
 due 5/1/2018                                                                                              Sachs & Co.,
                                                                                                              Lehman
                                                                                                             Brothers
                                                                                                           Inc., Morgan
                                                                                                          Stanley & Co.
                                                                                                          Incorporated,
                                                                                                            Castle Oak
                                                                                                           Securities,
                                                                                                              L.P.,
                                                                                                             Blaylock
                                                                                                           Robert Van,
                                                                                                           LLC, Samuel
                                                                                                           A. Ramirez &
                                                                                                            Co., Inc.,
                                                                                                             Utendahl
                                                                                                             Capital
                                                                                                           Group, LLC,
                                                                                                           The Williams
                                                                                                             Capital
                                                                                                           Group, L.P.

  Dr. Pepper     04/25/08       -       $99.985    $1,200,000,000.00  130,000         0.01%      0.09%       Banc of       JPMorgan
Snapple Group                                                                                                America      Securities
   Inc. Note                                                                                                Securities
  6.820% due                                                                                               LLC, Goldman
   5/1/2018                                                                                                Sachs & Co.,
                                                                                                             JPMorgan
                                                                                                           Securities,
                                                                                                              Morgan
                                                                                                           Stanley, UBS
                                                                                                            Securities
                                                                                                             LLC, BNP
                                                                                                             Paribas,
                                                                                                            Mitsubishi
                                                                                                               UFJ
                                                                                                            Securities
                                                                                                             Internet,
                                                                                                               Scotia
                                                                                                          Capital Inc.,
                                                                                                             SunTrust
                                                                                                             Robinson
                                                                                                           Humphrey, TD
                                                                                                           Securities,
                                                                                                             Wachovia
                                                                                                            Securities
                                                                                                               Inc.

Bristol-Meyers   04/28/08       -      $99.825000  $600,000,000.00  185,000.00        0.03%      0.13%       Banc of       JPMorgan
  Squibb CO.                                                                                                 America      Securities
  5.450% due                                                                                                Securities
   5/1/2018                                                                                                    LLC,
                                                                                                            JPMorgan,
                                                                                                              Citi,
                                                                                                             Goldman,
                                                                                                           Sachs & Co.,
                                                                                                          RBS Greenwich
                                                                                                             Capital,
                                                                                                              Morgan
                                                                                                           Stanley, UBS
                                                                                                            Investment
                                                                                                               Bank

    Israel       05/01/08   $99.831000     -      $1,000,000,000.00 280,000.00        0.02%      0.19%        Citi,         Lehman
Electric Corp.                                                                                              JPMorgan,      Brothers
   Ltd Note                                                                                               Merrill Lynch
  7.250% due                                                                                              & Co., Lehman
   1/15/2019                                                                                                Brothers,
                                                                                                          Morgan Stanley

 Comcast Corp    05/02/08       -      $99.97600   $1,000,000,000.00 450,000.00      0.04%      0.31%        Citi,         Deutsche
  Note 5.700%                                                                                              Deutsche          Bank
 due 5/15/2018                                                                                               Bank
                                                                                                          Securities,
                                                                                                            Merrill
                                                                                                         Lynch & Co.,
                                                                                                              UBS
                                                                                                          Investment
                                                                                                          Bank, Banc
                                                                                                          of America
                                                                                                          Securities
                                                                                                          LLC, Daiwa
                                                                                                          Securities
                                                                                                            America
                                                                                                             Inc.,
                                                                                                          Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                            Lehman
                                                                                                         Brothers TSB
                                                                                                           Corporate
                                                                                                           Markets,
                                                                                                          Blaylock &
                                                                                                           Company,
                                                                                                             Inc.,
                                                                                                           Ramirez &
                                                                                                          Co., Inc.,
                                                                                                            Cabrera
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                         LLC, Merrill
                                                                                                         Lynch & Co.,
                                                                                                              UBS
                                                                                                          Investment
                                                                                                             Bank,
                                                                                                           Barclays
                                                                                                           Capital,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                           Wachovia
                                                                                                          Securities,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                           USA inc.,
                                                                                                          BNY Mellon
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                          LLC, Guzman
                                                                                                          & Company,
                                                                                                          M.R. Beal &
                                                                                                         Company, BNP
                                                                                                           PARIBAS,
                                                                                                           JPMorgan,
                                                                                                           The Royal
                                                                                                            Bank of
                                                                                                           Scotland,
                                                                                                           Sun Trust
                                                                                                           Robinson
                                                                                                           Humphrey,
                                                                                                             Piper
                                                                                                           Jaffray,
                                                                                                         Loop Capital
                                                                                                           Markets,
                                                                                                           LLC, The
                                                                                                           Williams
                                                                                                            Capital
                                                                                                         Group, L.P.,
                                                                                                            Siebert
                                                                                                            Capital
                                                                                                            Markets

Korea Railroad   05/08/08       -      $99.637000  $300,000,000.00     145,000       0.04%      0.51%     Citi, HSBC,        HSBC
  Corp. Note                                                                                                Morgan        Securities
  5.375% due                                                                                                Stanley
   5/15/2013

    Parker       05/13/08       -      $99.765000  $450,000,000.00     75,000         0.05%      0.02%         Banc of     Banc of
 Hannifin Corp                                                                                                America,     America
  Note 5.500%                                                                                                  Goldman
 due 5/15/2018                                                                                                 Sachs &
                                                                                                                Co.,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                               KeyBanc
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                              USA Inc.,
                                                                                                                Wells
                                                                                                                Fargo
                                                                                                             Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                             BNY Mellon
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                                LLC,
                                                                                                               Lazard
                                                                                                               Capital
                                                                                                               Markets

   Harley-       05/15/08       -      $99.805000  $1,000,000,000.00    85,000        0.00%      0.06%       Citigroup    Citigroup
   Davidson                                                                                                   Glohal
Funding Corp.                                                                                                Markets,
 Note 6.800%                                                                                                  Morgan
due 6/15/2018                                                                                                Stanley &
                                                                                                             Co. Inc.,
                                                                                                             Greenwich
                                                                                                              Capital
                                                                                                             Markets,
                                                                                                             JPMorgan,
                                                                                                            BNP Paribas
                                                                                                            Securiteis
                                                                                                              Corp.,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities
                                                                                                               Inc.,
                                                                                                             Wachovia
                                                                                                              Capital
                                                                                                              Markets

HBOS PLC Note    05/15/08       -      $99.584000  $2,000,000,000.00   320,000        0.01%      0.22%       Goldman,     Goldman
  6.750% due                                                                                               Sachs & Co.,    Sachs
  5/21/2018                                                                                                   Morgan
                                                                                                             Stanley,
                                                                                                              Lehman
                                                                                                             Brothers

   Starwood      05/16/08       -        $100.00    $400,000,000.00      65,000        0.01%      0.04%        Banc of     Banc of
   Hotels &                                                                                                America LLC,    America
Resorts World                                                                                                JPMorgan,
 Note 6.750%                                                                                                  Morgan
due 5/15/2018                                                                                                Stanley,
                                                                                                              Merrill
                                                                                                            Lynch & Co.

 Time Warner     06/16/08      -         $99.917    $2,000,000,000     140,000        0.00%      0.10%      Banc of       Banc of
  Cable Inc.                                                                                                America        America
 Note 6.750%                                                                                               Securities
 due 7/1/2018                                                                                               LLC, BNP
                                                                                                            PARIBAS,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                            Wachovia
                                                                                                          Securities,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                          Citi, Daiwa
                                                                                                           Securities
                                                                                                            America
                                                                                                             Inc.,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                          Co., Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.,
                                                                                                             Fortis
                                                                                                           Securities
                                                                                                              LLC.
                                                                                                          Mitsubishi,
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                              UBS
                                                                                                           Investment
                                                                                                             Bank,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                          Securities,
                                                                                                             Lehman
                                                                                                           Brothers,
                                                                                                            Blayleck
                                                                                                          Robert Van,
                                                                                                              LLC,
                                                                                                            Cabrera
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                            LLC, The
                                                                                                            Williams
                                                                                                            Capital
                                                                                                          Group, L.P.

  Rio Tinto      06/24/08       -        $99.131    $1,750,000,000.00 205,000.00      0.01%      0.15%      Deutsche     JPMorgan
 Finance USA                                                                                                 Bank       Securities
   LTD Note                                                                                               Securities,
  6.500% due                                                                                               JPMorgan,
  7/15/2018                                                                                                  Morgan
                                                                                                            Stanley,
                                                                                                             Credit
                                                                                                          Suisse, RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                            SOCIETE
                                                                                                           GENERALE,
                                                                                                              ANZ
                                                                                                          Securities,
                                                                                                             Banco
                                                                                                             Bilbao
                                                                                                            Vizcaya
                                                                                                           Argentina,
                                                                                                             S.A.,
                                                                                                            CALYON,
                                                                                                             Daiwa
                                                                                                           Securities
                                                                                                            America
                                                                                                             Inc.,
                                                                                                           Mitsubishi
                                                                                                              UFJ
                                                                                                           Securities
                                                                                                          International
                                                                                                          plc, Mizuho
                                                                                                          International
                                                                                                              plc

     Tyco        07/09/08       -        $99.970    $300,000,000.00     65,000        0.02%      0.05%       Goldman,       UBS
 Electronics                                                                                                Sachs &       Warburg
   Group SA                                                                                                Co., Banc
 Noted 5.950%                                                                                              of America
due 01/15/2014                                                                                             Securities
                                                                                                           LLC, Citi,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                          securities,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                              UBS
                                                                                                           Investment
                                                                                                             Bank,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                              BNP
                                                                                                            PARIBAS,
                                                                                                           JPMorgan,
                                                                                                             Lehman
                                                                                                            Brothers

Alcoa Inc. Note   07/10/08      -        $99.684000   $750,000,000.00   610,000        0.00%      0.15%       Banc of     Barclays
   6.750% due                                                                                                 America   Capital Inc.
   07/15/2018                                                                                               Securities
                                                                                                               LLC,
                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                           Citi, Lehman
                                                                                                             Brothers,
                                                                                                            Mitsubishi
                                                                                                         UFJ Securities,
                                                                                                           BNP PARIBAS,
                                                                                                            BMO Capital
                                                                                                             Markets,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities,
                                                                                                            BNY Mellon
                                                                                                              Capital
                                                                                                             Markets,
                                                                                                             LLC, RBS
                                                                                                             Greenwich
                                                                                                           Capital, ANZ
                                                                                                            Securities,
                                                                                                               BBVA
                                                                                                            Securities,
                                                                                                             Goldman,
                                                                                                            Sachs & Co.
                                                                                                                UBS
                                                                                                            Investment
                                                                                                            Bank, Banca
                                                                                                            IMI, Daiwa
                                                                                                            Securities
                                                                                                              America
                                                                                                               Inc.,
                                                                                                             JPMorgan

 Walgreen Co.    07/14/08       -        $99.610    $1,300,000,000.00  120,000        0.00%       0.08%      Banc of      JPMorgan
 Noted 4.875%                                                                                                America      Securities
due 08/01/2013                                                                                             Securities
                                                                                                              LLC,
                                                                                                            JPMorgan,
                                                                                                            Goldman,
                                                                                                             Sachs &
                                                                                                              Co.,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                              Wells
                                                                                                              Fargo
                                                                                                           Securities,
                                                                                                               Loop
                                                                                                             Capital
                                                                                                           Markets, LC

 Dupont El        07/23/08       -         $99.960    $1,250,000,000.00  115,000        0.01%     0.08%     Credit       Goldman
 Nemour Note                                                                                                 Suisse,       Sachs
  6.00% due                                                                                                 Goldman,
  07/15/2018                                                                                                 Sachs &
                                                                                                              Co.,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                             Banc of
                                                                                                             America
                                                                                                           Securities
                                                                                                              LLC,
                                                                                                            JPMorgan,
                                                                                                              ,RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                            Citi, ING
                                                                                                           Wholesale,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                           Securities,
                                                                                                              HSBC,
                                                                                                           Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                            USA Inc.,
                                                                                                            Santander
                                                                                                           Investment,
                                                                                                             Scotia
                                                                                                            Capital,
                                                                                                            Standard
                                                                                                            Chartered
                                                                                                            Bank, UBS
                                                                                                           Investment
                                                                                                            Bank, The
                                                                                                            Williams
                                                                                                             Capital
                                                                                                           Group, L.P.